                    LEASE, SERVICE AND AFFILIATION AGREEMENT

     The Ohio State University, on behalf of its Office of University Laboratory Animal Resources ("ULAR"), agrees to lease certain facilities and to provide certain services to Progenitor, Inc., and to enter into a cooperative affiliation with it, on the following terms and conditions:

     1. BACKGROUND; PURPOSE. Progenitor is a corporation that is engaged in biomedical research. Its Vice President is a member of the faculty of Ohio State's College of Medicine, where he is engaged in unrelated research. He has disclosed his interest in Progenitor to Ohio State and has not participated in Ohio State's decision to enter into this agreement.

     ULAR is responsible for conducting and operating Ohio State's animal care program and its animal facilities, for supporting the animal research efforts of Ohio State faculty, staff and students, and for providing them with professional development opportunities and training. At present, ULAR has certain animal facilities that are not currently being used by Ohio State researchers.

     The parties are entering into this agreement to provide Progenitor with the use of those facilities and related services at ULAR's standard rates. It is also the parties' intent to use this relationship to enrich the research, professional development and training opportunities available to Ohio State faculty, staff and students.

     2. FACILITIES. ULAR shall provide Progenitor with three rooms for the housing of mice, one room for the housing of rats and one office in Building 4 of Ohio State's Laboratory Animal Center, for Progenitor's exclusive use. Progenitor shall have nonexclusive access to the lockers, showers, feed room, bedding room, cage wash area, necropsy room, procedure/laboratory room and environmental and physical security system in Building 4 and to the surgery, radiology and classroom/conference rooms, fax machine and copy machine in Building 1. Subject to availability, and by mutual agreement of the parties, ULAR shall provide Progenitor with additional rooms for the housing of mice, rats and other species upon the same terms and conditions and at the same rates.

     3. EQUIPMENT. All necessary start-up caging, including two complete sets of caging, waterbottles, SS lids, filtered tops and bottoms and one extra bottom cage for each animal or group of animals to be placed in sterile housing, shall be provided by Progenitor at its expense. All cage wash racks/dollies, refuse dump stations, dollies, and filtered/acid water set-ups shall be provided by ULAR on a cost-reimbursement basis. Progenitor may provide any other necessary caging and equipment itself or may obtain it through ULAR on a cost-reimbursement basis. Caging and equipment provided by Progenitor shall be installed, maintained and replaced by Progenitor, must be marked with a permanent means of identification and inventoried on a quarterly basis by Progenitor, and shall remain the property of Progenitor. Caging and equipment procured through ULAR shall be installed, maintained and replaced by ULAR and shall remain the property of ULAR.

     4. ANIMAL PROCUREMENT AND OTHER SERVICES. All animals to be housed in ULAR facilities must be procured through ULAR's animal procurement program (except for initial start-up animals, which may be transferred from Progenitor's Athens Ohio facility, subject to any quarantine and disease surveillance requirements that ULAR deems appropriate). ULAR shall make such animals available to Progenitor at ULAR's standard rates, as set forth on the attached schedule. Progenitor may not order animals from ULAR or house them in ULAR facilities until ULAR has certified that the facilities and equipment are in compliance with all applicable requirements. ULAR shall provide Progenitor with other available services on an as-requested basis at ULAR's standard rates, as set forth on the attached schedule.

     5. ANIMAL CARE PROGRAM. ULAR shall provide, and Progenitor must use, all of the services that comprise ULAR's animal care program, including, without limitation, animal husbandry, veterinary care support, animal disease and health surveillance and other such services designed to ensure the humane care and use of the animals in ULAR's facilities. All Progenitor personnel who are associated with research projects involving animals housed at ULAR facilities must participate in ULAR's standard training programs and must be covered by an occupational health program substantially equivalent to that provided by Ohio State, whether such personnel conduct their activities at ULAR facilities or elsewhere.

     6. FEES. Progenitor shall pay ULAR the following fees in connection with this agreement:

          (a) ULAR's standard animal procurement fee, as set forth on the attached schedule, for each animal procured by ULAR;

          (b) ULAR's standard per diem rate, as set forth on the attached schedule, for each animal housed in ULAR facilities;

          (c) ULAR's standard fee, as set forth on the attached schedule, for any other available services requested by Progenitor;

          (d) An overhead and ULAR support fee in an amount equal to 42% of the total of the fees listed in sections 6(a), (b) and (c) above; and

          (e)  ULAR's cost for any equipment obtained through ULAR.

ULAR may, in its discretion, modify these fees as ULAR deems appropriate.

     7. PAYMENT. ULAR shall invoice, and Progenitor shall pay, the fees listed in sections 6(a), (b), (c) and (d) on a monthly basis. At Progenitor's option, Progenitor may pay any equipment charges in full at the time of procurement or in 12 monthly installments of one-twelfth of the fees plus ten percent each.

     8. PROGENITOR PERSONNEL. Progenitor shall provide at least one research assistant to work with the Progenitor animals in ULAR facilities. All such personnel shall be under the supervision and control of Dr. Diane McClure, Associate Director of ULAR, and the ULAR Laboratory Animal Center facility manager.

     9. COMPLIANCE WITH LAWS, REGULATIONS AND POLICIES. Progenitor must conduct all of its activities in connection with this agreement in full compliance with the Animal Welfare Act, the ULAR animal care program, and all other applicable laws, regulations and Ohio State and ULAR policies. All research conducted on Progenitor animals housed in ULAR facilities must be approved by, and shall be subject to the supervision and control of, Ohio State's Institutional Laboratory Animal Care and Use Committee. Progenitor must appoint at least one Ohio State faculty member to serve as a co-principal investigator on all such research.

     10. INVENTIONS AND INTELLECTUAL PROPERTY. Title to any invention or other intellectual property derived from any research that Progenitor conducts in connection with this agreement shall vest in Progenitor.

     11. CONFIDENTIALITY. Ohio State shall, to the extent permitted by Ohio law, maintain the confidentiality of any information provided to Ohio State by Progenitor and reasonably designated by it to constitute a trade secret or other legally protectable form of information. Progenitor shall assist Ohio State as necessary to protect the confidentiality of any such information.

     12. CONFLICTS OF INTEREST. Progenitor shall not use the facilities and services provided to it through this agreement in connection with research that is substantially similar to or potentially competitive with any research that its Vice President is conducting or may conduct in his capacity as a member of Ohio State's faculty or that would place him in a conflict of interest as defined by Ohio law or Ohio State policies.

     13. COOPERATION. Ohio State and Progenitor shall cooperate in developing additional, mutually beneficial research, professional development and training opportunities for Ohio State's faculty, staff and students in connection with the activities contemplated under this agreement.

    14. LIMITATION OF LIABILITY. Neither party shall be liable to the other party for any loss or damage that (a) arises out of any event that is not within the first party's sole control and/or (b) is not the result of the negligence or willful misconduct of the first party, its officers, its employees or its agents, including, without limitation, any loss or damage resulting from accidental disease outbreaks among Progenitor's animals. In no event shall either party be liable to the other party for any indirect, special, incidental, exemplary or consequential damages, including, without limitation, lost profits, whether based in contract, in tort or on any other legal theory, and whether or not the first party has been made aware of the possibility of such damages.

    15. EXCLUSION OF WARRANTIES. In view of the experimental nature of Progenitor's research, Ohio State makes no warranty or guarantee of any kind in connection with the facilities and services to be provided by it under this agreement. OHIO STATE SPECIFICALLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, AND INCLUDING, WITHOUT LIMITATION, ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IN CONNECTION WITH THIS AGREEMENT.

     16. INDEMNIFICATION. Notwithstanding the provisions of section 14, Progenitor shall indemnify and hold harmless Ohio State and its Board of Trustees, officers, employees, students and agents against any and all claims, liabilities, damages and costs, including attorneys' fees, that result from any claims or actions that are asserted by third parties and that arise in any way out of Progenitor's activities in connection with this agreement. The provisions of this section shall survive any termination of this agreement.

     17. INSURANCE. Throughout the term of this agreement, Progenitor shall maintain an "occurrence" policy of general liability insurance providing coverage of at least $1,000,000 for personal injury or death per person, $1,000,000 for personal injury or death per occurrence, and $1,000,000 for property damage per occurrence resulting from the acts or omissions of Progenitor in connection with the activities to be conducted under this agreement. The policy must name Ohio State and its Board of Trustees, officers, employees, students and agents as additional insureds and must provide that no act or omission of Progenitor shall affect or limit the obligation of the insurer to pay on their behalf the amount of any loss sustained. The policy must also carry an endorsement providing that it may not be canceled unless the insurer gives Ohio State at least 30 days' prior written notice.

    18. TERMINATION. Either party may terminate this agreement, upon 30 days' written notice, for any reason, including, without limitation, a need by Ohio State for the designated facilities for its own use. Ohio State may terminate this agreement immediately for any failure by Progenitor to correct any noncompliance with the provisions of section 9 as and within the time recommended by the University's ILACUC or for nonpayment of fees when due within three business days following written notice of delinquency. Following termination notice, all applicable fees, including, without limitation, the standard hourly fee for ULAR technician time, will continue to accrue until all Progenitor animals are depopulated, all animal housing rooms assigned to Progenitor are disinfected, and all Progenitor equipment is removed. Progenitor must pay all outstanding charges in full within 30 days after termination.

     19. NONDISCRIMINATION. Progenitor shall not discriminate against any employee or applicant for employment with respect to hire; tenure; terms, conditions or privileges of employment; or any matter directly or indirectly related to employment, because of the employee's or applicant's race, color, religion, national origin, disability, sex, age or ancestry.

     20. NOTICES. All notices from Progenitor to Ohio State pertaining to this agreement shall be sent to the following:

     Dr. William P. Yonushonis
     University Laboratory Animal Resources
     313 Research Foundation
     1960 Kenny Road
     Columbus, Ohio 43210-1063

All notices from Ohio State to Progenitor pertaining to this agreement shall be sent to the following:

     Douglas B. Given, M.D., Ph.D.
     President and CEO
     Progenitor, Inc.
     1507 Chambers Road
     Columbus, Ohio 43212-1566

Notices shall be effective upon receipt.

     21. RELATIONSHIP BETWEEN THE PARTIES. This agreement does not create an employment relationship, agency, partnership or joint venture between the parties, and neither party has the power to obligate or bind the other in any manner. Neither party has any financial or other responsibility for or to the other except as provided in this agreement.

     22. USE OF NAME. Progenitor shall not advertise any connection with Ohio State, nor make use of the Ohio State's name, symbols or other identifying marks or property, without the prior written consent of Ohio State's Office of Business and Administration.

     23. ASSIGNMENT. Neither party may assign its rights or delegate its duties under this agreement without the prior written consent of the other party.

    24. WAIVER. No waiver of any default in the performance of this agreement shall be effective unless in writing and signed by the waiving party. The waiver of a particular default in the performance of this agreement shall not constitute a waiver of any other or subsequent default. The resort to a particular remedy upon a default shall not constitute a waiver of any other available remedies.

     25. SEVERABILITY. If any provision of this agreement is determined to be invalid or unenforceable, the remainder of the agreement shall not be affected and shall remain in effect.

     26. APPLICABLE LAW. This agreement shall be subject to and construed in accordance with Ohio law. Any action based in whole or in part on this agreement must be brought in an Ohio court of competent jurisdiction.

     27. ENTIRE AGREEMENT, AMENDMENTS. This agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings with respect to the same subject matter. No amendment or modification of this agreement shall be effective unless in writing and signed by the parties.


THE OHIO STATE UNIVERSITY                       PROGENITOR, INC.


/S/WILLIAM P. YONUSHONIS    2-24-95             /S/DOUGLASS GIVEN        2/24/95
- -----------------------------------             --------------------------------
William E. Yonushonis        Date               Douglas B. Given         Date
Director, ULAR                                  President  and CEO


/S/EDWARD F. HAYES          2-27-95
- -----------------------------------
Edward F. Hayes              Date
Vice President for Research


/S/JANET G. PICHETTE        2-28-95
- -----------------------------------
Janet G. Pichette            Date
Vice President for
Business and
Administration

THE OHIO STATE UNIVERSITY
UNIVERSITY LABORATORY ANIMAL RESOURCES
FEES AND CHARGES

- --------------------------------------------------------------------------------
               DESCRIPTION                                            1995  QUTY
- --------------------------------------------------------------------------------

PER DIEM RATES:

AQUATIC TANKS  (DEPENDS UPON SERVICES)                        VARIABLE

BIRDS, CHICKENS                                                           0.000

   BROODER UNITS                                                    4.222 /UNIT

   SINGLE                                                         1.612 /ANIMAL

   MULTIPLE IN CAGES                                              0.150 /ANIMAL

   MULTIPLE IN RUNS                                                  4.139 /RUN

DUCKS, GEESE                                                              0.000

   SINGLE                                                         1.736 /ANIMAL

   MULTIPLE IN RUNS                                                  4.139 /RUN

QUAIL                                                                     0.000

   STANDARD                                                       0.447 /ANIMAL

   MULTIPLE (6 OR MORE)                                             2.460 /UNIT

TURKEYS                                                           4.139 /ANIMAL

WILD BIRDS (DEPENDS UPON SERVICES)                               0.000 VARIABLE

CALVES                                                            6.406 /ANIMAL

CATS                                                             0.000 VARIABLE

   SINGLE                                                         3.370 /ANIMAL

   MULTIPLE IN RUNS                                               2.870 /ANIMAL

   MULTIPLE IN ROOMS (2-4)                                        2.756 /ANIMAL

- --------------------------------------------------------------------------------
               DESCRIPTION                                          1995  QUTY
- --------------------------------------------------------------------------------

   MULTIPLE IN ROOMS (5 OR MORE)                                  1.279 /ANIMAL

CHINCHILLAS                                                       0.974 /ANIMAL

DOGS                                                                      0.000

   STANDARD (CAGE OR RUN)                                         6.597 /ANIMAL

   POST-OP                                                       10.730 /ANIMAL

   QUARANTINE/MINIMUM 30 DAYS                                    12.499 /ANIMAL

FERRETS                                                           3.754 /ANIMAL

FROGS                                                             0.190 /ANIMAL

HORSES, COWS                                                              0.000

   BARRIER                                                       17.690 /ANIMAL

   STANDARD                                                       9.838 /ANIMAL

LIZARDS (LARGE)/SNAKES                                              4.732 /CAGE

MUDPUPPIES                                                        0.260 /ANIMAL

OPOSSUMS                                                                  0.000

   DIDELPHIS-CAGE                                                 3.453 /ANIMAL

   DIDELPHIS-RUN                                                  7.907 /ANIMAL

   MONODELPHIS-SINGLE                                             0.314 /ANIMAL

   MONODELPHIS-MULTIPLE                                           0.235 /ANIMAL

   MONODELPHIS-BARRIER                                             0.358 /ANIMAL

   MONODELPHIS-STERILE                                            0.381 /ANIMAL

PIGS                                                                      0.000

   MULTIPLE LESS THAN 15 KG (MINIMUM 3 ANIMALS)                   2.419 /ANIMAL

- --------------------------------------------------------------------------------
             DESCRIPTION                                              1995  QUTY
- --------------------------------------------------------------------------------

     15-50 KG                                                     6.373 /ANIMAL

     >50 KG                                                       7.437 /ANIMAL

PRIMATES                                                                  0.000

     BABOONS                                                              0.000

      FEMALE                                                      9.094 /ANIMAL

      MALE                                                       13.738 /ANIMAL

      QUARANTINE (MINIMUM 6 ANIMALS)                             12.186 /ANIMAL

     CHIMPANZEES                                                          0.000

      SINGLE                                                     21.185 /ANIMAL

      MULTIPLE                                                   19.417 /ANIMAL

QUARANTINE                                                       41.694 /ANIMAL

     MACAQUES/CAPUCIANS                                                   0.000

      SINGLE                                                      7.045 /ANIMAL

      MULTIPLE                                                    6.542 /ANIMAL

      QUARANTINE (MINIMUM 6 ANIMALS)                              13.048/ANIMAL

     TAMARINS                                                      3.461/ANIMAL

RABBITS                                                                   0.000

     SINGLE                                                       2.755 /ANIMAL

     MULTIPLE                                                     2.195 /ANIMAL

RODENTS                                                                   0.000

     GERBILS                                                              0.000

      SINGLE                                                      0.437 /ANIMAL

- --------------------------------------------------------------------------------
               DESCRIPTION                                           1995  QUTY
- --------------------------------------------------------------------------------

     MULTIPLE                                                     0.302 /ANIMAL

     BARRIER                                                      0.458 /ANIMAL

     STERILE                                                      0.510 /ANIMAL

GUINEA PIGS                                                               0.000

     SINGLE                                                       1.258 /ANIMAL

     MULTIPLE                                                     1.019 /ANIMAL

HAMSTERS                                                                  0.000

     SINGLE                                                       0.458 /ANIMAL

     MULTIPLE                                                     0.322 /ANIMAL

     BARRIER                                                      0.478 /ANIMAL

     STERILE                                                      0.530 /ANIMAL

MICE                                                                      0.000

     SINGLE                                                       0.246 /ANIMAL

     MULTIPLE                                                     0.203 /ANIMAL

     BARRIER                                                      0.302 /ANIMAL

     TRANSGENIC (RIGHTMIRE HALL)                                  0.350 /ANIMAL

     WILD                                                         0.246 /ANIMAL

     STERILE                                                      0.336 /ANIMAL

RATS                                                                      0.000

     SINGLE                                                       0.493 /ANIMAL

     MULTIPLE                                                     0.347 /ANIMAL

     BARRIER                                                      0.515 /ANIMAL

- --------------------------------------------------------------------------------
               DESCRIPTION                                           1995  QUTY
- --------------------------------------------------------------------------------

       STERILE                                                    0.571 /ANIMAL

     SHEEP, GOATS                                                 7.176 /ANIMAL

     WOODCHUCKS                                                   3.754 /ANIMAL

MISCELLANEOUS CHARGES:                                                    0.000

     ROOM CHARGE                                                 VARIABLE /ROOM

     KEY CARD REPLACEMENT                                           5.000 /CARD

SURGERY CHARGES:                                                          0.000

     ROOM CHARGES                                                         0.000

      ROOM SETUP                                                   45.000 /TIME

      ROOM OVERHEAD                                                20.000 /HOUR

PERSONNEL LABOR FEES                                                      0.000

      TECHNICIAN FEES                                              30.000 /HOUR

      R.N. FEES                                                    40.000 /HOUR

PACK CHARGES (STERILE)                                                    0.000

     EXTENDED PACK                                                100.000 /PACK

     SPECIAL PACK                                                  75.000 /PACK

     GENERAL SURGERY PACK                                          80.000 /PACK

     CUT DOWN PACK                                                 40.000 /PACK

     SUTURE SET USAGE                                               20.000 /SET

PACK CHARGE (NON-STERILE)                                                 0.000

     EXTENDED PACK                                                 85.000 /PACK

     GENERAL PACK                                                  60.000 /PACK

- --------------------------------------------------------------------------------
               DESCRIPTION                                           1995  QUTY
- --------------------------------------------------------------------------------

     LAPAROSCOPIC PACK                                             50.000 /PACK

SURGERY MISCELLANEOUS                                                     0.000

     DISPOSABLE SUPPLIES/PERSON/SURGERY                            25.000 /PACK

     LINEN PACK                                                    43.000 /PACK

PRESURGICAL SERVICES (INCLUSIVE OF PERSONNEL)                             0.000

     ROUTINE SURGICAL PREP                                                0.000

      PRIMATE, DOG, CAT, PIG                                       35.000 /PREP

      RABBIT                                                       15.000 /PREP

      RODENT                                                        5.000 /PREP

     SURGICAL DRUG MEDICATION                                      10.000 /PREP

     I.V. FLUID ADMINISTRATION                                     25.000 /PREP

PROCEDURES/MISCELLANEOUS                                                  0.000

     ANIMAL MODEL PREPARATION                                     VARIABLE/EACH

     TISSUE HARVEST                                               VARIABLE/EACH

ANESTHETIC CHARGES GASES - HALOTHANE, ETC.                                0.000

     FIRST HOUR                                                          40.000

     EACH ADDITIONAL HOUR                                          25.000 /HOUR

     INJECTABLE (NOT INCLUDING PERSONNEL)                              COST+50%

     EQUIPMENT USAGE                                                      0.000

     AUTOPSY                                                        30.000 /USE

     DYNAMAP (ELECTRONIC BP)                                       10.000 /HOUR

     FLUORO PROCEDURE                                              85.000 /HOUR

- --------------------------------------------------------------------------------
     DESCRIPTION                                                     1995  QUTY
- --------------------------------------------------------------------------------

     PULSE OXIMETER                                                10.000 /HOUR

     STERILIZATION OF PACKS                                         20.000 /RUN

     VENTILATOR                                                    15.000 /HOUR

     X-RAY FILM/PLATE                                             35.000 /PLATE

     ELECTRO SURGERY                                               20.000 /HOUR

TECHNICAL CHARGES:                                                        0.000

     ATTENDING VETERINARIAN FEES                                            N/C

     TECHNICIAN FEES                                                      0.000

      ANIMAL CARE TECHNICIANS FEES                                 30.000 /HOUR

      ANIMAL HEALTH TECHNICIANS FEES                               30.000 /HOUR

      R.N. FEES                                                    40.000 /HOUR

      TECHICIAN FEES (WEEKENDS, HOLIDAYS, AFTER HOURS)             45.000 /HOUR

       R.N. FEES (WEEKENDS, HOLIDAYS, AFTER HOURS)                 60.000 /HOUR

      POST-OPERATIVE (RECOVERY) OBSERVATION                        25.000 /HOUR

      BASIC ICU-CARE (NOT TO EXCEED $250)                          60.000 /HOUR

     MEDICATIONS. INJECTIONS, TREATMENTS                                 0.000

      ANIMALS ILL NOT DUE TO RESEARCH COMPLICATIONS                         N/C

      ANIMALS ILL DUE TO RESEARCH COMPLICATIONS                           0.000

       TECHNICIAN TIME                                             30.000 /HOUR

- --------------------------------------------------------------------------------
               DESCRIPTION                                           1995  QUTY
- --------------------------------------------------------------------------------

     PLUS COST OF MEDICATIONS                                          COST+50%

EXTERNAL SERVICES:                                                        0.000

     SUPPORT (ON CAMPUS)                                       COST UP TO +100%

     SUPPORT (OFF CAMPUS)                                      COST UP TO +100%

     EQUIPMENT RENTAL (OFF CAMPUS)                             COST UP TO +100%

PROCUREMENT SERVICES:                                                     0.000

     ANIMAL ORDER CHARGE                                          12.500 /ORDER

     UNCONDITIONED DOGS (ACUTE STUDIES ONLY)                        25.000 /DOG

     DELIVER CHARGES                                                      0.000

      ON-CAMPUS DELIVERY                                                    N/C

      OFF-CAMPUS DELIVERY                                                 0.000

       VAN                                                          40.000 /DAY

      PLUS MILEAGE                                                  0.270 /MILE

     TRUCK                                                          52.000 /DAY

      PLUS MILEAGE                                                  0.270 /MILE

PATHOLOGY                                                                 0.000

     COMPLETE NECROPSY (RODENT OR RABBIT-STANDARD)              114.400 /ANIMAL

     BASIC NECROPSY (PROBLEM ORIENTED)                           83.200 /ANIMAL

     BRIEF NECROPSY (PROBLEM ORIENTED GROSS EXAM)                31.200 /ANIMAL

     BIOPSY TISSUE PREP AND INTERPRETATION                       31.200 /TISSUE

     SPECIAL STAINS (PREP AND INTERPRETATION                              0.000

- --------------------------------------------------------------------------------
     DESCRIPTION                                                     1995  QUTY
- --------------------------------------------------------------------------------

       GROUP I (PAS, ACID-FAST, GIEMSA, TOLUDINE B)               15.600 /SLIDE

       GROUP 2 (GRAM, IRON, ELASTIC, MUCIN, NOCARDIA)             26.000 /SLIDE

       GROUP 3 (TRICHROME, MUCICARMINE, SILVER,GLD)               31.200 /SLIDE

     TISSUE PREP WITH HE STAINING                                  8.320 /SLIDE

     NECROPSY ROOM RATE FOR INVESTIGATORS                          52.000 /HOUR

     PATHOLOGIST CONSULTATIVE SERVICES                             67.600 /HOUR

     URINALYSIS                                                  10.400 /SAMPLE

     CYTOLOGY-STAINING AND INTERPRETATION                        15.600 /SAMPLE

     TECHNOLOGIST CONSULTATIVE SERVICES (AIR FLOW, ETC             22.880 /HOUR

HEMATOLOGY SERVICES:                                                      0.000

     CBC                                                         16.000 /SAMPLE

     WBC                                                          8.000 /SAMPLE

     CHEMISTRY                                                   10.000 /SAMPLE

SEROLOGY:                                                                 0.000

     GROUP 1- COMPLETE                                                    0.000

      MOUSE-13 PANEL SCREEN                                      67.600 /ANIMAL

      RAT-11 PANEL SCREEN                                        67.600 /ANIMAL

     GROUP 2-STANDARD                                                     0.000

      MOUSE-8 PANEL SCREEN                                       36.400 /ANIMAL

- --------------------------------------------------------------------------------
               DESCRIPTION                                           1995  QUTY
- --------------------------------------------------------------------------------

      RAT-8 PANEL SCREEN                                         36.400 /ANIMAL

     GROUP 3-BRIEF                                                        0.000

      MOUSE-4 PANEL SCREEN                                       26.000 /ANIMAL

      RAT-5 PANEL SCREEN                                         25.000 /ANIMAL

     INDIVIDUAL TESTS                                              10.400 /TEST

     PARASITOLOGY (EXAMINATION & INTERPRETATION)                          0.000

      GROUP 1- FECAL FLOAT, SKIN SCRAP, BLOOD                     7.280 /ANIMAL

      GROUP 2- DIRECT, TAPE IMP, SIMPLE ID                        5.200 /SAMPLE

     CULTURE                                                              0.000

      GROUP 1- AEROBIC BACTERIA, FUNGUS                          20.800 /SAMPLE

      GROUP 2- MYCOPLASMA, MYCOBACTERIA BLOOD                    36.400 /SAMPLE

      GROUP 3- ANAEROBIC, MICROPHILIC                            41.600 /SAMPLE

     ANTIBIOTIC SENSITIVITY                                     10.400 /ISOLATE

FACILITY QUARTERLY CHECKS:                                                0.000

     WATER QA, RODAC PLATES                                      15.600 /SAMPLE

     STERILIZER QA                                                  2.800 /TEST

     INDIVIDUAL TESTS                                              10.400 /TEST